UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2019

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HKRS	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01              Entry into a Material Definitive Agreement

As previously disclosed, on August 7, 2019, Halcón Resources Corporation (the “Company”) and all of its subsidiaries filed voluntary petitions for relief (the “Chapter 11 Cases”) in the United States  Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). In connection with the Chapter 11 Cases and pursuant to an order of the Bankruptcy Court dated August 9, 2019 (the “Interim Order”), the Company entered into a Junior Secured Debtor-In-Possession Credit Agreement (the “DIP Credit Agreement”) with certain holders of the Company’s 6.75% Senior Unsecured Notes due 2025 party thereto from time to time as lenders (the “DIP Lenders”) and Wilmington Trust, National Association, as administrative agent.

Under the DIP Credit Agreement, the DIP Lenders have made available a $35.0 million debtor-in-possession junior secured term credit facility (the “DIP Facility”, and the loans thereunder, the “DIP Loans”), of which $25.0 was extended as an initial loan and the remainder of which will be available to the Company as a single delayed draw term loan following the entry of the final DIP orders of the Bankruptcy Court. The DIP Loans will be rolled over or converted into, or otherwise refinanced with a $750.0 million exit senior secured reserve-based revolving credit facility, which will be evidenced by a senior secured revolving credit agreement, by and among the Company, as borrower, the lenders party thereto from time to time, and BMO Harris Bank N.A., as administrative agent.

The Company will use the proceeds of the DIP Facility to, among other things, (i) provide working capital and other general corporate purposes, including to finance capital expenditures and the making of certain interest payments as and to the extent set forth in the Interim Order and/or the final order, as applicable, of the Bankruptcy Court and in accordance with the Company’s budget delivered pursuant to the DIP Credit Agreement, (ii) pay fees and expenses related to the transactions contemplated by the DIP Credit Agreement in accordance with such budget and (iii) cash collateralize any letters of credit.

The maturity date of the DIP Facility is the earlier of (i) February 9, 2020 and (ii) the effective date of a plan of reorganization that is confirmed pursuant to an order entered by the Bankruptcy Court.

The DIP Loans will bear interest at a rate per annum equal to (i) adjusted LIBOR plus an applicable margin of 5.50% or (ii) an alternative base rate plus an applicable margin of 4.50%, in each case, as selected by the Company. Any undrawn delayed draw term loans will be subject to an undrawn fee at a rate per annum equal to 1.00%.

The DIP Facility are secured by (i) a junior secured perfected security interest on all assets that secure the Company’s Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 7, 2017 and (ii) a senior secured perfected security interest on all unencumbered assets of the Company and any subsidiary guarantors. The security interests and liens are further subject to certain carve-outs and permitted liens, as set forth in the DIP Credit Agreement.

The foregoing description of the DIP Credit Agreement is qualified by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03              Creation of a Direct Financial Obligation

The information set forth under Item 1.01 regarding the DIP Credit Agreement is incorporated by reference into this Item 2.03.

Certain statements and information included herein may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to the ability to confirm and consummate the previously announced prepackaged plan of reorganization (“Plan”) filed with the  Securities and Exchange Commission (“SEC”) on August 5, 2019 in accordance with the terms of the previously announced Restructuring Support Agreement (“RSA”) filed with the SEC on August 5, 2019; risks attendant to the bankruptcy process, including the effects thereof on the parties’ business and on the interests of various constituents, the length of time that the parties might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate the Plan, potential adverse effects on the parties’ liquidity or results of operations; increased costs to execute the reorganization contemplated by the RSA, effects on market price of the Company’s common stock and on the Company’s ability to access the capital markets; and those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings submitted by the Company to the SEC, copies of which may be obtained from the SEC’s website at www.sec.gov or through the Company’s website at www.halconresources.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company’s expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Joint Secured Debtor-In-Possesion Credit Agreement

EXHIBIT INDEX

Exhibit No.	Description
10.1	Joint Secured Debtor-In-Possesion Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halcón Resources Corporation

August 9, 2019	By:	/s/ David S. Elkouri
Name: David S. Elkouri
Title: Executive Vice President, Chief Legal Officer